Nicor Gas Company
                                                Form 10-K
                                                Exhibit 24.01




                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                               /s/  ROBERT M. BEAVERS, JR.
                               -------------------------------
                                    Robert M. Beavers, Jr.

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                  /s/  BRUCE P. BICKNER
                               --------------------------
                                       Bruce P. Bickner

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                               /s/  JOHN H. BIRDSALL, III
                               -------------------------------
                                    John H. Birdsall, III

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                 /s/  THOMAS A. DONAHOE
                               --------------------------
                                      Thomas A. Donahoe

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                   /s/  JOHN E. JONES
                               --------------------------
                                        John E. Jones

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                  /s/  DENNIS J. KELLER
                               --------------------------
                                       Dennis J. Keller

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                 /s/  WILLIAM A. OSBORN
                               --------------------------
                                      William A. Osborn

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                      /s/  JOHN RAU
                               --------------------------
                                           John Rau

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                  /s/  JOHN F. RIORDAN
                               --------------------------
                                       John F. Riordan




                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Northern Illinois Gas Company (doing business as Nicor Gas Company), an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2001 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of January, 2002.





                                  /s/  PATRICIA A. WIER
                               --------------------------
                                       Patricia A. Wier